UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 16, 2023

________________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillside, New Jersey 07205
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

On March 16, 2023, the Company entered into a Fourth Amendment To Revolving Credit, Term Loan And Security Agreement (the “Amendment”) by and among Integrated BioPharma, Inc., Manhattan Drug Company, Inc. (successor-by-merger to InB:Manhattan Drug Company, Inc.), AgroLabs, Inc., IHT Health Products, Inc., IHT Properties Corp., and Vitamin Factory, Inc. (also known as The Vitamin Factory), (each a “Borrower”, and collectively “Borrowers”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually a “Lender”) and PNC Bank, National Association (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”), entered into on June 27, 2012, as amended on February 19, 2016,May 15, 2019, and June 28, 2019 (the "Existing Agreement).

The Amendment provides that any loans, advances and/or other extensions of credit denominated in U.S. Dollars under the Existing Agreement that bear interest or are permitted to bear interest, and have fees, commissions or other  amounts based on the London Interbank Offered Rate administered by the ICE Benchmark Administration (which may be referred to as the “Eurodollar Rate” in the Existing Agreement) ( “LIBOR”) shall thereafter bear interest based on the Term SOFR Rate plus the SOFR Adjustment . The Term SOFR Rate, for any day, shall be equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).  The SOFR Adjustment is defined as 10 basis points (0.10%).

The Amendment permits any existing loans bearing interest based on LIBOR to remain in full force for its term.  The Amendment provides that any pending or future requests, effective as of March 16, 2023, will be made using the Term SOFR Rate plus the SOFR Adjustment.

As of March 16, 2023, the Company does not have any outstanding amounts borrowed under the Existing Agreement or pending requests.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: March 17, 2023	By: /s/ Dina L Masi
Dina L Masi
Chief Financial Officer